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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                            COUNTY BANK CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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SEC 1913 (02-02)

                                COUNTY BANK CORP
                            83 WEST NEPESSING STREET
                             LAPEER, MICHIGAN 48446

                            NOTICE OF ANNUAL MEETING
                                 OF STOCKHOLDERS

                     TO THE STOCKHOLDERS OF COUNTY BANK CORP

Notice is hereby given that the Annual Meeting of Stockholders of County Bank Corp (the Corporation) will be held at the Lapeer Country Club, 3786 Hunt Road, Lapeer, Michigan on Friday, April 22, 2005 at 3:00 p.m. for the following purposes:

      1. To elect the following three (3) directors to comprise Class II of the Board of Directors, to serve a three (3) year term to expire at the Annual Meeting of Stockholders in 2008:
            David H. Bush, O.D., Patrick A. Cronin, James F. Harrington.

      2. To transact such other business as may properly come before the meeting, or any adjournment adjournments thereof.

Only those stockholders of record at the close of business February 28, 2005 shall be entitled to notice of and to vote at said meeting or any adjournment thereof.

You are cordially invited to attend the meeting in person. However, if you are unable to be present, please execute and return promptly the enclosed proxy which is solicited by the Board of Directors. The proxy is revocable and will not affect your right to vote in person if you attend the meeting. If you are unable to attend the meeting but desire to revoke your proxy, please contact Laird Kellie, Secretary of the Corporation, prior to the date of the meeting.

Immediately following the meeting, wine and hors d'oeuvres will be served. I welcome and encourage your attendance.

By Order of the Board of Directors
CURT CARTER
President and Chief Executive Officer

Dated March 28, 2005

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                COUNTY BANK CORP
                                LAPEER, MICHIGAN

                                 MARCH 28, 2005

This Proxy Statement is furnished to the stockholders of County Bank Corp (the Corporation) in connection with the solicitation, by the Board of Directors of the Corporation, of proxies to be used in voting at the Annual Meeting of Stockholders to be held on April 22, 2005 at 3:00 p.m., at the Lapeer Country Club, 3786 Hunt Road, Lapeer, Michigan. Solicitation of proxies is being made by mail or telephone by employees of the Corporation's subsidiary, Lapeer County Bank & Trust Co. (the Bank), and all costs will be at the Corporation's expense. These proxy materials, including the proxy card, were first sent to stockholders on March 28, 2005.

Stockholders of record at the close of business on February 28, 2005 will be entitled to vote. Each share is entitled to one vote on each matter to be voted on at the meeting. On the record date, there were 3,000,000 shares authorized and 1,118,315 shares of common stock, $5.00 par value, outstanding and entitled to vote. This stock constitutes the only voting securities of the Corporation. As of the record date, there are no shareholders who own in excess of five percent (5%) of common stock.

                              ELECTION OF DIRECTORS

Pursuant to the terms of the Articles of Incorporation of the Corporation, the Board of Directors is divided into three (3) classes, designated as Class I, Class II and Class III, with each class consisting of approximately one-third of the total number of directors as fixed from time to time by the Board of Directors. The current number of members of the Board of Directors, as fixed by the directors, is ten (10). The directors serve staggered three-year terms, so that directors of only one class are elected at each Annual Meeting of Stockholders. At the forthcoming annual meeting, the stockholders will be asked to elect three (3) directors to serve in Class II of the Board of Directors. Shares represented at the Annual Meeting in person or by proxy but withheld or otherwise not cast for the election of directors, including abstentions and broker non-votes, will have no impact on the outcome of the election of directors. The three nominees to the Board of Directors receiving the most votes will be elected.

Nominees for election at the forthcoming Annual Meeting are David H. Bush, O.D., Patrick A. Cronin and James F. Harrington, all of whom are present directors of the Corporation. Nominations other than those made by or on behalf of management must be made in accordance with Article III of the Corporation's Bylaws requiring that advance notice and certain biographical information regarding the proposed nominee be given to the Corporation. If elected, the nominees will serve a three (3) year term, which shall expire at the Annual Meeting of Stockholders in 2008, and until their successors are duly elected and shall have qualified.

The persons named in the enclosed form of proxy will vote the proxy in accordance with the choice specified. If no choice is specified, it is the intention of the persons named in the enclosed form of proxy to elect the three nominees named below.

                            INFORMATION AS TO NOMINEES

The names of the nominees for election as directors in Class II, together with specific information about the nominees, are as follows:

                                                                               DIRECTOR       COUNTY BANK CORP
                                       PRINCIPAL                                SINCE           SHARES OWNED
                                    OCCUPATION FOR                           (INCLUDING         BENEFICIALLY*            % OF
NAME AND AGE                      PAST FIVE (5) YEARS                        SUBSIDIARY)          2-28-05            OUTSTANDING
David H. Bush, O.D.               Doctor of Optometry                           1987              28,316
1099 Pinetree                                                                                     20,284(s)
Lapeer, MI 48446                                                                                  48,600                 4.35
Age: 54

Patrick A. Cronin                 Agent                                         1993               1,934(s)
286 W. Coulter Road               State Farm Insurance                                               720
Lapeer, MI 48446                                                                                   2,654                  .24
Age: 51

James F. Harrington               President                                     1998              45,102(s)              4.03
3151 Oakwood Rd.                  H & H Tool, Inc.
Oxford, MI 48370                  An automotive parts
Age: 63                           manufacturer

                INFORMATION AS TO DIRECTORS WHOSE TERMS OF OFFICE
                   WILL CONTINUE AFTER THE 2005 ANNUAL MEETING

CLASS III (TERM EXPIRES 2006)

Michael H. Blazo                  President                                     1987              20,012(s)              1.79
4531 Steeplechase                 Kirk Construction Co.
Metamora, MI 48455
Age: 57

Thomas K. Butterfield             Of Counsel                                    1978              29,200(s)              2.61
1597 Peppermill Road              Taylor, Butterfield, Riseman
Lapeer, MI 48446                  Clark, Howell, Churchill & Jarvis P.C.
Age: 62                           Attorneys at Law

Timothy Oesch                     President                                     1993               4,400(s)
1043 N. Madison St.               Nolin, Oesch, Sieting &                                            300
Lapeer, MI 48446                  Macksoud, P.C.                                                   4,700                  .42
Age: 53                           Certified Public Accountants
CLASS I (TERM EXPIRES 2007)

Bruce J. Cady                     Vice President, County Bank Corp              2002                 500(s)
1418 Tanglewood                   Executive Vice President                                           100
Lapeer, MI 48446                  Lapeer County Bank & Trust Co.                                     600                  .05
Age: 52

Curt Carter                       President & CEO                               1979               8,388(s)               .75
390 Myers Road                    County Bank Corp
Lapeer, MI 48446                  Lapeer County Bank & Trust Co.
Age: 61

Ernest W. Lefever, DPM            Doctor of Podiatry                            1996               1,618(s)
2016 Lakeview Dr.                                                                                    400
Lapeer, MI 48446                                                                                   2,018                  .18
Age: 58

Charles E. Schiedegger            Vice President of Manufacturing               1991               6,080(s)
2848 Galway Bay Drive             Tapco, Intl.                                                     5,518
Metamora, MI 48455                Division of Headwater                                           11,598                 1.04
Age: 64

*The shares set forth in the table above are shares, as known to management, over which the nominee or director has sole voting and investment power unless designated as (s) shared voting and investment power.

Executive Officers and Directors, as a group, own 173,072 shares or 15.48% of the total outstanding shares of common stock of the Corporation as of February 28, 2005.

                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

As the bulk of the assets of County Bank Corp are held in the single subsidiary, Lapeer County Bank & Trust Co., the Corporation utilizes the committees of the Bank. The Board of Directors of County Bank Corp met seven times during 2004.

Lapeer County Bank & Trust Co. (the Bank) held fifteen meetings of its Board of Directors, of which twelve were regularly scheduled meetings and three were special meetings. During 2004, no director of the Bank or the Corporation attended less than 75% of the aggregate number of regularly scheduled and special meetings of the Corporation or the Bank, including committee meetings of the various committees of the Board of Directors, on which they served. Currently, members of the Board of Directors of the Corporation also serve on the Board of Directors of the Bank, the Corporation's wholly owned subsidiary.

The Bank currently has the following committees of its Board of Directors: trust, loan, loan review, audit, compensation, insurance, investment, capital and nominating. The audit committee consists of Messrs. Oesch, Chairman; Schiedegger, Cronin and Blazo. Their function is to oversee the work assigned to Plante & Moran, PLLC, the Corporation's external auditor and the internal audit staff. The committee met six times during 2004. The compensation committee consists of Messrs. Butterfield, Chairman; Bush, and Cronin. The function of this committee is to review salaries and benefits of the Bank's officers and employees. The committee met two times during 2004. The Board of Directors has a Nominating Committee. Each member of the Nominating Committee is independent in accordance with Rule 4200(a)(15) of the National Association of Securities Dealers listing standards, with the exception of Mr. Blazo. The Nominating Committee does not have a charter covering its nominating or other functions. While the Board of Directors will consider candidates for nomination recommended by shareholders, it has not actively solicited recommendations from the Corporation's shareholders for candidates nor established any policy or procedures for this purpose. The Nominating Committee has determined that based upon the Corporation's size and the accessibility of the directors and executive management to the shareholders, no such policy or procedures are presently required. Additionally, the identification and evaluation of all candidates for nominee to the Board of Directors are undertaken on an ad hoc basis within the context of the Corporation's strategic initiatives at the time a vacancy occurs on the Board. In evaluating candidates, the Committee considers a variety of factors, including the candidate's integrity, independence, qualifications, skills, experience (including experiences in finance and banking), familiarity with accounting rules and practices and compatibility with existing members of the Board. Other than the foregoing, there are no stated minimum criteria for nominees, although the Committee may consider such other factors as it may deem at the time to be in the best interest of the Company and its shareholders, which factors may change from time to time. The Nominating Committee did not meet in 2004.

The Board of Directors has not established a formal process for security holders to send communications to the Board of Directors. The Board of Directors has determined that in light of the general accessibility of the directors in the community served by the Corporation, no such process is required. Additionally, neither the Board nor any committee thereof has implemented a formal policy regarding director attendance at the Annual Meeting. Typically, the Board holds its annual organizational meeting directly following the Annual Meeting, which results in most directors being able to attend the Annual Meeting. In 2004, all Directors but one attended the Annual Meeting.

                     REMUNERATION OF DIRECTORS AND OFFICERS

The following table summarizes compensation paid to the Chief Executive Officer and the four most highly compensated executive officers other than the Chief Executive Officer whose annual compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                          ANNUAL                 ALL
                                       COMPENSATION             OTHER
NAME                     YEAR       SALARY       BONUS       COMPENSATION
Curt Carter              2004     $ 205,897     $ 14,000     $  30,436(1)
President, Chief         2003     $ 198,387     $ 16,000     $  30,929(2)
   Executive Officer     2002     $ 189,340     $ 19,000     $  30,002(3)

(1) Includes a $28,327 contribution to the Bank's profit sharing plan and a $2,109 matching employer contribution to a 401(k)plan.

(2) Includes a $29,629 contribution to the Bank's profit sharing plan and a $1,300 matching employer contribution to a 401(k)plan.

(3) Includes a $29,552 contribution to the Bank's profit sharing plan and a $450 matching employer contribution to a 401(k)plan.

                                          ANNUAL                  ALL
                                       COMPENSATION              OTHER
NAME                     YEAR      SALARY        BONUS       COMPENSATION
Bruce Cady               2004     $ 142,284     $ 11,750     $  20,026(4)
Executive Vice President 2003     $ 136,258     $ 12,500     $  20,883(5)
                         2002     $ 125,656     $ 14,000     $  19,811(6)

(4) Includes a $18,576 contribution to the Bank's profit sharing plan and a $1,450 matching employer contribution to a 401(k) plan.

(5) Includes a $19,470 contribution to the Bank's profit sharing plan and a $1,413 matching employer contribution to a 401(k) plan.

(6) Includes a $18,437 contribution to the Bank's profit sharing plan and a $1,374 matching employer contribution to a 401(k) plan.

The Corporation does not currently pay fees to its directors. The Bank pays fees to each of its directors at the rate of $600 per board meeting. Additionally, committee members are paid a fee of $150 for each committee meeting attended.

The Corporation does not currently compensate any of its officers, and has no employees. Its wholly owned subsidiary, Lapeer County Bank & Trust Co., separately compensates its officers, who include the same individuals as the executive officers of the Corporation.

                      REPORT OF THE COMPENSATION COMMITTEE

The Compensation committee (the "Committee") consists of three directors who are not employed by the Corporation or the Bank and are not eligible to participate in any of the Corporation's benefit plans. The committee submits the following report.

Overview and Philosophy

The Committee, pursuant to authority delegated by the Board of Directors of the Corporation, is responsible for determining compensation and benefit systems for officers of the Bank. The Committee determines the annual salaries and other compensation for officers based upon recommendations from the Bank's President and Chief Executive Officer, as well as information from the Bank's human resources department and independent outside consultants. With respect to the compensation of the Bank's President and Chief Executive Officer, in addition to the utilization of the Bank's human resources department and independent outside consultants, the other members of the Board of Directors may provide input and recommendations.The Committee's determinations relating to executive compensation are intended to align the financial interests of the officers with the long-term interests of the Corporation's shareholders, and attract and retain high performing officers to lead the Corporation to greater levels of profitability.

The compensation package structured for the Bank's officers has two components. Base compensation (including salary, profit sharing, welfare benefits, and perquisites) and cash awards under a bonus plan for performance during the year.

Base Compensation

Base compensation for the Bank's officers has been established at competitive levels based upon information available to the Committee relating to compensation for corresponding positions at similarly situated financial institutions. Officer salaries are evaluated on a periodic basis utilizing information from independent outside consultants, the Bank's human resources department and input from the Corporation's President and Chief Executive Officer. The Committee also takes into account individual performance, experience and unique contributions or needs for certain expertise required by the Corporation when determining the actual base salary for each officer.

Base Compensation of the Chief Executive Officer

The committee reviewed Mr. Carter's performance for 2004 in December of that year and awarded him a 3.5% merit increase effective January 1, 2005. In support of the increase the committee first noted that although the Corporation did not surpass the earnings achieved in 2003, earnings exceeded peer group measures. Credit quality remains strong in a trying economic environment. External audit and examination reports indicate that management controls remain strong. The Committee noted the successful implementation of the Courtesy Overdraft Service and the liquidation of nonperforming assets as actions that position the Corporation for future profitability.

Bonus plan

All of the Bank's employees that were employed prior to September participated in a cash bonus plan. The cash bonus plan is designed to motivate the Bank's employees to achieve goals based on net earnings of the Bank. The dollar amount of the cash bonus was recommended by the President and Chief Executive Officer of the Bank in December of 2004 based on the Bank's operating earnings and growth. The Board of Directors ratified the cash bonus at its December 2004 meeting. The cash bonus was established at $132,125.

Chief Executive Officer's award

Mr. Carter received an award of $14,000 for 2004. The Committee reviewed the performance of the Bank against the targeted goals. The Bank recorded lower operating earnings in 2004, but continued to outperform peer banks as measured by the FFIEC. The Corporation's stock price remains strong. Based on Mr. Carter's leadership in retiring a portion of the Corporation's stock from the estate of the largest shareholder, efforts to position the Corporation for future earnings and consistent performance in a difficult economic environment, the committee recommended the award.

THE COMPENSATION COMMITTEE

Thomas K. Butterfield, Chairman    David H. Bush   Patrick Cronin

                     COMPENSATION COMMITTEE AND TRANSACTIONS
                            WITH DIRECTORS & OFFICERS

Compensation Committee Interlocks and Insider Participation

The Compensation Committee Chairman, Mr. Thomas K. Butterfield, is Of Counsel in the law firm of Taylor, Butterfield, Riseman, Clark, Howell, Churchill & Jarvis P.C., which rendered legal services to the Corporation's wholly owned subsidiary, Lapeer County Bank & Trust Co. during 2004. Lapeer County Bank & Trust Co. plans to employ this firm for legal services in 2005.

Other Transactions with Officers and Directors

Some of the directors and officers of the Corporation and the companies with which they are associated were customers of and had banking transactions with the Bank in the ordinary course of the Bank's business during 2004. All loans included in such transactions were made on the same terms and conditions as those prevailing at the time for other borrowers, and in the opinion of the management of the Bank, did not involve more than a normal risk of collectibility. On December 31, 2004, loans approximating $5,776,000, which is equal to 18.9% of stockholders' equity, were outstanding to directors, officers and their associated companies.

During 2004 the Bank paid legal fees in the amount of $50,985 to the firm of Taylor, Butterfield, Riseman, Clark, Howell, Churchill & Jarvis P.C., of which Mr. Butterfield is Of Counsel. The Bank expects to receive legal services from that firm during 2005.

Mr. Blazo is President of Kirk Construction Co. During 2004 the Bank paid $34,333 to Kirk Construction Co. as construction manager. Kirk Construction Co. may serve as construction manager for future construction projects of the Corporation.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee of County Bank Corp's Board of Directors (the "Committee") is composed of four directors and operates under a written charter adopted by the Board of Directors. A copy of this charter was provided to shareholders as an appendix to the proxy materials delivered in connection with our 2004 annual meeting. The members of the Committee are Timothy Oesch, Michael Blazo, Charles Schiedegger and Patrick Cronin, each of whom is "independent" as the term is defined by the National Association of Securities Dealers listing standards, with the exception of Mr. Blazo. The Board has determined that Mr. Oesch is a "financial expert," as that term is defined under regulations of the Securities and Exchange Commission. The Committee has exclusive authority with respect to the selection of the Corporation's independent accountants.

Management is responsible for the Corporation's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee the processes.

In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Corporation's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (communication with Audit Committees).

The Corporation's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence. The Committee has considered whether the provision of non-audit services by the independent accountants to the Corporation and its subsidiaries is compatible with maintaining the independence of the independent accountants.

Based upon the Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Timothy Oesch, Chairman           Michael Blazo
Charles Schiedegger               Patrick Cronin

                  SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934 requires the Corporation's officers, directors, and persons who own more than ten percent of a registered class of the Corporation's equity securities to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Officers and directors and greater than ten percent shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms that they file.

Based solely on review of the copies of such forms furnished to the Corporation or written representations that no Form 5s were required, the Corporation believes that all Section 16(a) filing requirements applicable to officers and directors were complied with. The Corporation has no shareholders who are ten percent beneficial owners.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The financial statements of the Corporation were reported on by Plante & Moran, PLLC, a firm of independent public accountants (the Firm). Their opinion appears in the 2004 Annual Report of the Corporation. The Firm has been named the external auditor through the 2006 fiscal year. A representative of the Firm will be present at the Annual Meeting and will be available to answer questions asked by the stockholders and will be offered an opportunity to make a statement.

Plante & Moran, PLLC received fees from the Corporation as follows:

                           2004              2003
Audit fees              $ 51,100.00      $ 44,500.00
Audit related fees      $  8,000.00      $  2,790.00
Tax fees                $ 10,800.00      $  5,000.00
All other fees          $  1,500.00(1)   $  4,640.00(2)

                        $ 71,400.00      $ 56,930.00

(1) Membership in a regulatory compliance group with other community banks.

(2) Consultation on a salary administration program. Includes membership in a regulatory compliance group with other community banks($1,250), requested procedures in the payroll department ($500), and consultation on a salary administration program ($2,890).

                               SHAREHOLDER RETURN

Set forth below is a graph which summarizes the cumulative return experienced by the Corporation's shareholders over the past five years compared with the S&P 500 Index and the S&P Major Regional Banks Index. The presentation assumes that the value of the investment in the Corporation's common stock and each index was $100 on January 1, 2000 and that all dividends were reinvested.

                            CUMULATIVE TOTAL RETURNS

                                  [LINE GRAPH]

                       1999      2000       2001      2002      2003       2004
                       ----      ----       ----      ----      ----       ----
County Bank Corp       100        110        119       134       149        154
S&P 500                100         91         80        62        80         89
S&P Bank Index         100        119        119       118       149        171

            DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Only one Proxy Statement and/or Annual Report is/are being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company will deliver promptly, upon written or oral request, a separate copy of the Proxy Statement and/or Annual Report to a security holder at a shared address to which a single copy of the documents was delivered. To request separate delivery of these materials now or in the future, a security holder may submit a written request to Laird A. Kellie, Secretary, County Bank Corp, P.O. Box 250, Lapeer, Michigan 48446 or call (810) 664-2977. Additionally, any security holders presently sharing an address who are receiving multiple copies of the Proxy Statement and/or Annual Report and would like to receive a single copy of such materials may do so by directing their request to the Company in the manner provided above.

                                  OTHER MATTERS

The Board of Directors knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters properly come before the meeting, of which the Corporation had no notice at least 45 days prior to the anniversary of the mailing date of last year's proxy materials, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with the judgment and recommendations of the Board of Directors. A proxy may be revoked before its exercise by either written notice or personally at the meeting or by a subsequently dated proxy.

A shareholder of the Corporation may obtain a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2004 without charge by submitting a written request to the following address:

Attention: Mr. Joseph Black, Treasurer
County Bank Corp
PO Box 250
Lapeer, MI 48446-0250

                              STOCKHOLDER PROPOSALS

The deadline to submit a proposal to be included in next year's Proxy Statement and acted upon at the Annual Meeting to be held in 2006 is November 28, 2005. Proposals from shareholders for next year's annual meeting received by the Corporation after February 13, 2006 will be considered untimely. With respect to such proposals, the Corporation will vote all shares for which it has received proxies in the interest of the Company as determined in the sole discretion of its Board of Directors. Proposals should be sent by certified mail, return receipt requested to Laird A. Kellie, Secretary, County Bank Corp, 83 W. Nepessing Street, P.O. Box 250, Lapeer, Michigan 48446.

Curt Carter
President and
Chief Executive Officer

                                COUNTY BANK CORP
                         PROXY FOR 2005 ANNUAL MEETING

The undersigned stockholder of County Bank Corp hereby appoints Curt Carter and/or Laird Kellie or _______________________________ as proxies with full power of substitution to vote all of the capital stock of County Bank Corp, Lapeer, Michigan, registered in the name of the undersigned at the close of business on February 28, 2005 at the Annual Meeting of Stockholders of County Bank Corp, Lapeer, Michigan, to be held at 3:00 p.m., Friday, April 22, 2005 at the Lapeer Country Club, 3786 Hunt Road, Lapeer, Michigan.

 1. To elect the following nominees to the Board of Directors:


Class II Directors (Term expires 2008):        David H. Bush, O.D.           Patrick Cronin              James F. Harrington

                         FOR ( )                        WITHHOLD ( )



(NOTE: Withhold authority to vote for a nominee by placing his name on the line below:)
              -----------------------------------------------------------------

 2. To transact such other business as may properly come before the meeting or any adjournment thereof:

This proxy confers authority to vote "FOR" each proposition listed above unless "WITHHOLD" is indicated. If any other business is presented at the meeting, of which the Corporation had no notice at least 45 days prior to the anniversary or the mailing date of last year's proxy materials, this proxy shall be voted in accordance with the judgment and recommendations of the Board of Directors. All shares represented by properly executed proxies will be voted as directed.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The proxy may be revoked prior to its exercise by either written notice or personally at the meeting or by a subsequently dated proxy.


DATED              NUMBER OF SHARES
     -------------                 ------------                   -----------------------------------------------

                                                                  -----------------------------------------------
                                                                  Signature(s) of Stockholder(s)

                                                                  (All joint owners must sign. When signing as
                                                                  Attorney, Executor, Administrator, Trustee, or
                                                                  Guardian, please give full title.

                                                                  If more than one Trustee, ALL should sign.)

                                                                  PLEASE SIGN AND RETURN
                                                                  IMMEDIATELY IN THE ENCLOSED
                                                                  ENVELOPE.
